Note 10 - Credit Facilities and Long-Term Debt (Details) - The maturities of long-term debt are as follows: (EUR €) In Thousands, unless otherwise specified	Jun. 30, 2018	Jun. 30, 2017	Jun. 30, 2016	Jun. 30, 2015	Jun. 30, 2013	Dec. 31, 2012
The maturities of long-term debt are as follows: [Abstract]
2015				€ 240
2016			240
2017		240
2018	240
Total	€ 960				€ 1,320	€ 1,544